UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: April 30

Date of reporting period: January 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

FORM N-Q

JANUARY 31, 2018

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 98.2%
CONSUMER DISCRETIONARY - 16.4%
Hotels, Restaurants & Leisure - 13.6%
24 Hour Fitness Worldwide Inc., Senior Notes	8.000%	6/1/22	$2,500,000	$2,500,000	(a)(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	3,830,000	3,958,113	(a)(c)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	1,910,000	2,043,700	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,194,420	(a)(b)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	3,000,000	3,345,000	(a)(b)
Jacobs Entertainment Inc., Secured Notes	7.875%	2/1/24	2,990,000	3,266,575	(a)(b)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	3,770,000	3,911,375	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	2,905,000	3,146,115	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	3,000,000	2,888,400	(a)

Total Hotels, Restaurants & Leisure				28,253,698

Household Durables - 1.5%
APX Group Inc., Senior Notes	8.750%	12/1/20	3,000,000	3,063,750	(b)

Multiline Retail - 0.7%
Neiman Marcus Group Ltd. LLC, Senior Notes (8.750% Cash or 9.500% PIK)	8.750%	10/15/21	2,618,750	1,577,797	(a)(b)(d)

Specialty Retail - 0.6%
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,930,000	1,223,138	(a)

TOTAL CONSUMER DISCRETIONARY				34,118,383

CONSUMER STAPLES - 4.3%
Beverages - 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,300,000	1,303,250	(a)(b)

Food & Staples Retailing - 1.4%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	3,000,000	2,827,500	(a)

Tobacco - 2.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	4,960,000	4,730,600	(b)

TOTAL CONSUMER STAPLES				8,861,350

ENERGY - 17.0%
Energy Equipment & Services - 1.2%
Pride International Inc., Senior Notes	7.875%	8/15/40	2,750,000	2,454,375	(b)

Oil, Gas & Consumable Fuels - 15.8%
Berry Petroleum Co. Escrow	—	—	10,119,000	0	*(e)(f)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,379,000	2,480,108	(a)(b)
Comstock Resources Inc., Senior Secured Notes (10.000% Cash or 12.250% PIK)	10.000%	3/15/20	1,250,000	1,300,000	(d)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,200,000	1,218,000	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	320,000	326,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Magnum Hunter Resources Corp. Escrow	—	—	$6,090,000	$0	*(e)(f)(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,500,000	1,297,500	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,000,000	1,000,000	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,088,000	4,185,090	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	210,000	216,825
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,607,000	2,694,986	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.250%	8/15/25	2,000,000	2,030,000	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,900,000	1,933,250
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	5,060,000	4,440,150	(b)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	5,000,000	5,118,750	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,970,000	2,986,400	(a)(c)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,620,000	1,684,800	(a)

Total Oil, Gas & Consumable Fuels				32,912,659

TOTAL ENERGY				35,367,034

FINANCIALS - 7.8%
Capital Markets - 1.7%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	3,500,000	3,580,937	(a)(b)

Consumer Finance - 4.4%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,859,325	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	4,500,000	4,410,000	(a)(b)

Total Consumer Finance				9,269,325

Diversified Financial Services - 1.7%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	2,391,974	2,403,934	(a)(d)
Werner FinCo LP/Werner FinCo Inc., Senior Notes	8.750%	7/15/25	1,000,000	1,047,500	(a)

Total Diversified Financial Services				3,451,434

TOTAL FINANCIALS				16,301,696

HEALTH CARE - 20.0%
Biotechnology - 1.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	2,869,000	2,739,895	(a)(b)

Health Care Equipment & Supplies - 5.4%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	3,500,000	3,167,500	(b)
Immucor Inc., Senior Notes	11.125%	2/15/22	7,700,000	8,123,500	(a)

Total Health Care Equipment & Supplies				11,291,000

Health Care Providers & Services - 11.4%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	4,860,000	4,623,075	(a)(b)
BioScrip Inc., Second Lien Delayed Draw Notes	10.500%	8/15/20	318,182	315,509	(f)(g)(h)
BioScrip Inc., Second Lien Notes	10.500%	6/30/22	3,181,819	3,155,091	(f)(g)(h)
BioScrip Inc., Senior Notes	8.875%	2/15/21	6,000,000	5,610,000	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,000,000	1,878,750
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	2,000,000	2,152,500	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	690,000	714,585
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,155,000	5,206,550	(b)

Total Health Care Providers & Services				23,656,060

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - 1.9%
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	$430,000	$435,375	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,480,000	1,470,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,000,000	905,950	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	1,010,000	1,039,987	(a)

Total Pharmaceuticals				3,852,062

TOTAL HEALTH CARE				41,539,017

INDUSTRIALS - 21.1%
Aerospace & Defense - 0.6%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,241,000	1,294,140	(a)(b)

Commercial Services & Supplies - 3.4%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,610,000	2,675,250	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,150,000	1,890,656	(b)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	2,440,000	2,494,900	(a)(c)

Total Commercial Services & Supplies				7,060,806

Construction & Engineering - 7.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	5,000,000	5,062,500	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	5,000,000	5,325,000	(a)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,640,625	(a)(b)

Total Construction & Engineering				15,028,125

Machinery - 1.9%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	3,070,000	3,346,300	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	510,000	536,775	(a)

Total Machinery				3,883,075

Marine - 2.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	6,260,000	5,367,950	(a)(b)

Road & Rail - 1.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,710,000	3,691,450	(a)(b)

Trading Companies & Distributors - 1.9%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	1,970,000	1,910,900	(a)(b)
Emeco Pty Ltd., Senior Secured Notes	9.250%	3/31/22	1,978,824	2,132,183

Total Trading Companies & Distributors				4,043,083

Transportation - 1.7%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	4,330,000	3,561,425	(a)(b)

TOTAL INDUSTRIALS				43,930,054

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 4.0%
Chemicals - 0.9%
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	$2,400,000	$1,980,000	(a)(b)

Construction Materials - 1.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,000,000	932,500	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	1,930,000	1,799,725	(a)(b)

Total Construction Materials				2,732,225

Metals & Mining - 0.8%
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	3,000,000	1,635,000	(a)(b)

Paper & Forest Products - 1.0%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	1,065,000
Mercer International Inc., Senior Notes	5.500%	1/15/26	1,000,000	1,015,000	(a)

Total Paper & Forest Products				2,080,000

TOTAL MATERIALS				8,427,225

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 1.6%
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	3,500,000	3,333,750	(b)

Real Estate Management & Development - 1.0%
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	2,000,000	2,055,000

TOTAL REAL ESTATE				5,388,750

TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 1.1%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,200,000	1,254,000	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	6.375%	8/1/23	1,620,000	919,350	(a)

Total Diversified Telecommunication Services				2,173,350

Wireless Telecommunication Services - 2.5%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	590,000	667,069	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	747,000	891,507	(a)(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	815,000	990,396
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,675,408	(b)

Total Wireless Telecommunication Services				5,224,380

TOTAL TELECOMMUNICATION SERVICES				7,397,730

UTILITIES - 1.4%
Independent Power and Renewable Electricity Producers - 1.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,922,883	2,959,419	(b)

TOTAL CORPORATE BONDS & NOTES (Cost - $196,828,900)				204,290,658

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CONVERTIBLE BONDS & NOTES - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Comstock Resources Inc., Secured Notes (7.750% Cash or 7.750% PIK) (Cost - $918,111)	7.750%	4/1/19	$1,000,000	$958,978	(d)

SENIOR LOANS - 16.5%
CONSUMER DISCRETIONARY - 4.2%
Hotels, Restaurants & Leisure - 1.9%
Affinity Gaming LLC, Second Lien Term Loan (3 mo. LIBOR + 8.250%)	9.729%	9/14/24	3,990,000	4,034,888	(i)(j)(k)

Specialty Retail - 1.0%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	1,994,872	1,632,054	(i)(j)(k)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.810%	6/29/22	690,000	424,350	(f)(i)(j)(k)

Total Specialty Retail				2,056,404

Textiles, Apparel & Luxury Goods - 1.3%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.980%	10/28/20	4,425,071	2,677,168	(f)(i)(j)(k)

TOTAL CONSUMER DISCRETIONARY				8,768,460

CONSUMER STAPLES - 3.9%
Food Products - 3.9%
CSM Bakery Solutions LLC, Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.450%	7/3/21	4,000,000	3,920,000	(i)(j)(k)
Shearer’s Foods Inc., Second Lien Term Loan (3 mo. LIBOR + 6.750%)	8.443%	6/30/22	4,500,000	4,275,000	(f)(i)(j)(k)

TOTAL CONSUMER STAPLES				8,195,000

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Westmoreland Coal Co., Term Loan B (3 mo. LIBOR + 6.500%)	8.193%	12/16/20	4,889,736	2,477,468	(i)(j)(k)

HEALTH CARE - 2.5%
Health Care Equipment & Supplies - 1.0%
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.323%	6/30/22	2,094,175	2,115,117	(f)(i)(j)(k)

Health Care Providers & Services - 1.5%
Radiology Partners Holdings LLC, Delayed Draw Term Loan	7.593%	12/4/23	687,000	686,141	(f)(i)(j)(k)(l)
Radiology Partners Holdings LLC, Term Loan	7.443 - 7.593%	12/4/23	2,313,000	2,310,109	(f)(i)(j)(k)

Total Health Care Providers & Services				2,996,250

TOTAL HEALTH CARE				5,111,367

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.3%
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.522%	4/30/21	492,500	493,115	(f)(i)(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Marine - 1.3%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.323%	11/12/20	$4,574,051	$2,764,442	(i)(j)(k)

TOTAL INDUSTRIALS				3,257,557

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment, Instruments & Components - 1.8%
Allflex Holdings III Inc., New Second Lien Term Loan (3 mo. LIBOR + 7.000%)	8.744%	7/19/21	3,743,396	3,769,132	(i)(j)(k)

UTILITIES - 1.3%
Electric Utilities - 1.3%
Panda Temple Power LLC, 2015 Term Loan B (3 mo. ICE LIBOR + 6.250% PIK)	7.250%	3/4/22	3,681,526	2,779,552	*(f)(i)(j)(m)

TOTAL SENIOR LOANS (Cost - $40,085,360)				34,358,536

			SHARES
COMMON STOCKS - 3.3%
ENERGY - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
Berry Petroleum Co.			396,380	4,013,347	*
Blue Ridge Mountain Resources Inc.			313,603	2,822,427	*

TOTAL COMMON STOCKS (Cost - $13,237,589)				6,835,774

CONVERTIBLE PREFERRED STOCKS - 2.7%
ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		432,359	5,224,323	(d)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		6,477	78,264	(d)(h)
Sanchez Energy Corp.	6.500%		9,100	194,922

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $4,377,903)				5,497,509

INVESTMENTS IN UNDERLYING FUNDS - 0.9%
SPDR Barclays Short Term High Yield Bond ETF (Cost - $1,844,996)			66,800	1,853,032

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
BioScrip Inc. (Cost - $114,077)		6/30/27	1	60,842	*(f)(g)(h)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $257,406,936)				253,855,329

See Notes to Schedule of Investments.

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	January 31, 2018

SECURITY	RATE	WARRANTS	VALUE
SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $7,375,569)	1.285%	7,375,569	$7,375,569

TOTAL INVESTMENTS - 125.6% (Cost - $264,782,505)			261,230,898
Liabilities in Excess of Other Assets - (25.6)%			(53,261,595)

TOTAL NET ASSETS - 100.0%			$207,969,303

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Value is less than $1.

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Restricted security (See Note 2).

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(l)	All or a portion of this loan is unfunded as of January 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(m)	The coupon payment on these securities is currently in default as of January 31, 2018.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$35,367,034	0	*	$35,367,034
Health Care	—	38,068,417	$3,470,600		41,539,017
Other Corporate Bonds & Notes	—	127,384,607	—		127,384,607
Convertible Bonds & Notes	—	958,978	—		958,978
Senior Loans:
Consumer Discretionary	—	5,666,942	3,101,518		8,768,460
Consumer Staples	—	3,920,000	4,275,000		8,195,000
Health Care	—	—	5,111,367		5,111,367
Industrials	—	2,764,442	493,115		3,257,557
Utilities	—	—	2,779,552		2,779,552
Other Senior Loans	—	6,246,600	—		6,246,600
Common Stocks:
Energy	$2,822,427	4,013,347	—		6,835,774
Convertible Preferred Stocks	—	5,497,509	—		5,497,509
Investments in Underlying Funds	1,853,032	—	—		1,853,032
Warrants	—	—	60,842		60,842

Total Long-Term Investments	4,675,459	229,887,876	19,291,994		253,855,329

Short-Term Investments†	7,375,569	—	—		7,375,569

Total Investments	$12,051,028	$229,887,876	$19,291,994		$261,230,898

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	ENERGY	HEALTH CARE	INDUSTRIALS
Balance as of April 30, 2017	$262,500	—	$2,022,834
Accrued premiums/discounts	(5,487)	$10,508	6,805
Realized gain (loss)	(1,158,830)	—	—
Change in unrealized appreciation (depreciation)[1]	1,252,442	74,169	(2,838)
Purchases	—	3,385,923	—
Sales	(350,625)	—	(2,026,801)
Transfers into Level 3[2]	—	—	—
Transfers out of Level 3	—	—	—

Balance as of January 31, 2018	$0 *	$3,470,600	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[1]	—	$74,169	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	HEALTH CARE	INDUSTRIALS	UTILITIES
Balance as of April 30, 2017	$6,995,400	$7,848,125	$5,140,792	$3,295,250	$4,793,523	$2,650,698
Accrued premiums/discounts	8,278	27,035	113,096	2,484	33,160	9,780
Realized gain (loss)	13,354	—	11,572	24,554	6,446	—
Change in unrealized appreciation (depreciation)[1]	(157,794)	319,840	(2,155,066)	(3,768)	(1,387,596)	119,074
Purchases	—	—	24,521	5,064,789	—	—
Sales	(2,400,000)	—	(657,447)	(3,271,942)	(187,976)	—
Transfers into Level 3[2]	2,677,168	—	—	—	—	—
Transfers out of Level 3[3]	(4,034,888)	(3,920,000)	(2,477,468)	—	(2,764,442)

Balance as of January 31, 2018	$3,101,518	$4,275,000	—	5,111,367	$493,115	$2,779,552

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[1]	$(94,312)	$(169,888)	—	$51,143	$44,801	$119,074

	COMMON STOCK	CONVERTIBLE PREFERRED STOCK
INVESTMENTS IN SECURITIES (cont’d)	ENERGY		WARRANTS	TOTAL
Balance as of April 30, 2017	$7,657,388	$5,046,614	—	$45,713,124
Accrued premiums/discounts	—	—	—	205,659
Realized gain (loss)	—	—	—	(1,102,904)
Change in unrealized appreciation (depreciation)[1]	(821,613)	255,973	$(53,235)	(2,560,412)
Purchases	—	—	114,077	8,589,310
Sales	—	—	—	(8,894,791)
Transfers into Level 3[2]	—	—	—	2,677,168
Transfers out of Level 3[3]	(6,835,775)	(5,302,587)	—	(25,335,160)

Balance as of January 31, 2018	—	—	$60,842	$19,291,994

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2018[1]		—	$(53,235)	$(28,248)

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 1/31/18 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$3,471	Market Approach	Yield to Maturity	5.766%-11.848%	Decrease

			Transaction Spread	3.844%	Decrease

Warrants	61	Black-Scholes Options Model	Trading Restriction Discount	20%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount/ Warrants	Acquisition Date	Cost	Value at 1/31/2018		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	6,477	2/17	$64,770	$78,264		$12.08	0.04%
BioScrip Inc., Second Lien Notes, 10.500%, due 6/30/22	$3,181,819	6/17	3,078,249	3,155,091	(a)	99.16	1.52
BioScrip Inc., Second Lien Delayed Draw Notes, 10.500%, due 8/15/20	$318,182	6/17	318,182	315,509	(a)	99.16	0.15
BioScrip Inc., Warrants	1	6/17	114,077	60,842	(a)	60,842.00	0.03

Total			$3,575,278	$3,609,706			1.74%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Middle Market Income Fund Inc.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: March 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: March 26, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: March 26, 2018